UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2015

FactSet Research Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

601 Merritt 7

Norwalk, Connecticut 06851

(Address of principal executive offices)

(203) 810-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously announced, on September 21, 2015, FactSet Research Systems Inc. (“FactSet” or the “Company”) agreed to acquire (the “Acquisition”) all of the issued and outstanding membership interests of Portware, LLC (“Portware”) pursuant to a Securities Purchase Agreement by and among FactSet, Long Ridge Equity Partners I, LP, Long Ridge Offshore Subsidiary Holdings, LLC, Portware Investors Parallel Holdings LLC, Portware, Long Ridge Portware Holdings, Inc. and the Individual Sellers (as defined therein). On October 16, 2015, the Company completed its Acquisition of Portware for $265 million in cash less certain adjustments set forth in the Securities Purchase Agreement, including, among others, a customary working capital adjustment. FactSet funded the acquisition by borrowing $265 million under its existing revolving credit facility on October 16, 2015.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.

The financial statements that may be required in connection with the Acquisition are not included in this Current Report on Form 8-K. The Company will file the required financial statements within 71 calendar days after the date this Current Report on Form 8-K was required to be filed with the Securities and Exchange Commission.

(b)	Pro forma financial information.

The financial statements that may be required in connection with the Acquisition are not included in this Current Report on Form 8-K. The Company will file the required financial statements within 71 calendar days after the date this Current Report on Form 8-K was required to be filed with the Securities and Exchange Commission.

(d)	Exhibits.

Exhibit No.	Description
99.1

Securities Purchase Agreement by and among FactSet Research Systems Inc., Long Ridge Equity Partners I, LP, Long Ridge Offshore Subsidiary Holdings, LLC, Portware Investors Parallel Holdings LLC, Portware, LLC, Long Ridge Portware Holdings, Inc. and the Individual Sellers (as defined therein), dated as of September 21, 2015*

99.2	Press Release, dated October 16, 2015

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

Date: October 16, 2015	By:	/s/ Maurizio Nicolelli
Maurizio Nicolelli
Senior Vice President, Chief Financial Officer
(Principal Financial Officer)

Exhibit No.	Description

99.1

Securities Purchase Agreement by and among FactSet Research Systems Inc., Long Ridge Equity Partners I, LP, Long Ridge Offshore Subsidiary Holdings, LLC, Portware Investors Parallel Holdings LLC, Portware, LLC, Long Ridge Portware Holdings, Inc. and the Individual Sellers (as defined therein), dated as of September 21, 2015*

99.2	Press Release, dated October 16, 2015

* Previously filed.